April 9, 2012 Delta Tucker Holdings, Inc. Parent of DynCorp International, Inc. 4th Quarter 2011 Final Earnings Presentation Exhibit 99.2

April 9, 2012
Forward-Looking Statements and Non-GAAP Measures
This presentation includes forward-looking statements about Company’s future business and financial performance, plans, goals, beliefs, or expectations.  All of these forward-looking statements are based on estimates and assumptions made by the Company’s management that, although believed by the Company to be reasonable, are inherently uncertain. Forward-
looking statements involve risks and uncertainties, including, but not limited to, our substantial level of indebtedness; the outcome of any litigation, government investigation, audit or other regulatory matters;  award fee determination;
termination or modification of key contracts; changes in the demand for services; acts of war or terrorist activities; changes in significant operating expenses; and other economic, competitive, governmental, political and technological factors outside of the Company’s control.  These risks and uncertainties may cause the Company’s business, strategy or actual results or events to differ materially from the statements made herein.
All forward looking statements included in this presentation are based upon information presently available. DynCorp
International undertakes no obligation to update or revise any forward-looking statement it makes to reflect events or circumstances after the date of this presentation or to reflect the occurrence of unanticipated events. The risks and uncertainties relating to the forward-looking statements in this presentation include those described under the caption
“Risk Factors” and “Forward-Looking Statements” detailed from time to time in our reports filed with the SEC.
This presentation includes non-GAAP financial measures, including Adjusted EBITDA, that are different from financial measures calculated in accordance with GAAP and may be different from non-GAAP calculations made by other companies. Management believes these non-GAAP financial measures are useful in evaluating operating performance and are regularly used by investors, lenders and other interested parties in reviewing the Company. For a reconciliation of these non-GAAP financial measures to the most comparable GAAP financial measures, see the earnings press release dated
April 9, 2012 filed with the SEC on Current Report on Form 8-K and posted on our website.

April 9, 2012
DI Year in Review
2011 Initiatives Made an Impact
Reorganized Business & COEs
Win Rate Above 40% / Booked Over $5.1B of Orders
Stood Up a Supply Chain Organization
Leveraged $75M in Annual Savings
Implemented a Working Capital Improvement Plan
DSO Improves 13 Days from 2010 Levels
Focused on Leadership
Developed and Aligned the Team
Achieved Solid Financial Performance
Revenue of $3.7B – Up 9.9% From 2010 Levels
Recorded $193.6M in Adjusted EBITDA – Margins at 5.2%
Reduced Term Loan by $151M

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April 9, 2012
Area of Concern Priority Actions Status Comments
Business
Development
Redesign
• Develop Marketing Department
• Enhance Capture Process
• Align Pricing Function
Redesigned Business Development Function
Created Marketing Function
Increased Funnel by $6.2 Billion (38% Increase)
Business System
Redesign
• Leverage Company spend
• Strategize Terms and Conditions (T/Cs)
• Develop Strategic Discriminator
Prior Corrective Action Plans Scrubbed
Enhanced Focus on Business Systems
Launched 3-Phase Business System Remediation Plan
Cost Structure
• Delayer
• Develop Market Focus
• Optimize Business Processes
De-layered:  Introduced Business Area Teams (“BAT”) and
Centers of Excellence (“COE”)
Supply Chain
Redesign
• Identify the Right Leaders
• Develop Second and Third Tier
Leaders to Support Growth
Organization Redesign Completed
Spend Analysis Underway
Master Service Agreements Being Developed
Compliance
• Identify and Develop Brand Identity
• Educate External Audiences (Media,
Administration, Congress, Customers,
Partners, Oversight, decision Makers
and Opinion leaders)
Formalized Investigation and Adjudication Process
Code of Ethics and Business Conduct Rollout
Compliance Newsletter
Re-vamped Training
Leadership
Development
• Who Are We Training?
• When Do We Reach Them?
• With What Information?
Talent Review Conducted
New Organization Formed
Training Framework Defined; Courses in Development
Brand and
Communications
• Focus on Employees
• Build a Foundation of Public
Understanding
• Take a Strategic Approach to Proactive
Communications
Launched Advertising and Online Reputation
Management  Campaigns
Launched Employee Spotlight for Internal/External Use
Increased Proactive Outreach Around BAT Teams
2011 Critical Action Plan - Status

April 9, 2012
CEO View on 2012
Environment Remains Uncertain
The U.S. Afghan Strategy Under a Microscope
Middle East Remains Unstable
U.S. Presidential Election
2012 DoD Budget Still Robust
2012 O&M Budget at $197B
Continue to Make Progress on Strategic Initiatives
Large IDIQs
Diversify Offering
Focus on Program and Operational Excellence
LOGCAP Award Fee Scores
Reorganized into Strategic Groups to Fit the Changing Environment

2011 Revenue

35%
65%
GPSS
GSDS

2011 Revenue Post Reorganization

38%
62%
GPSS
GSDS

April 9, 2012
2012 New Business Construct – Strategic Groups
GPSS:
Aviation Group – Aviation BAT, Air Ops BAT
Global Logistics & Development Solutions
Group – Development, O&M and
Contingency Operations BATs (excluding
LOGCAP IV)
GSDS:
Security Services Group – Security BAT
Training & Intelligence Group – T&M BAT,
Intelligence Training & Solutions BAT
LOGCAP IV program – Standalone Group
to Optimize Management, Oversight and
Performance of the Program

April 9, 2012
Big Drivers in U.S. Defense and Foreign Policy
Budget Season
Sequester would “Automatically
hollow out the force!”
Secretary Leon Panetta
FY12 DOD Enacted
• $646B
FY13 DOD Request
• $613.9B
FY13 DOD Budget
Winners/Losers
•
FY13 Modernization cut 53%
• O&M Base -- $209B (+$11.7B)
FY12 State Enacted
• $54B
FY13 State Request
• $51.6B
FY13 State Winners/Losers
• Topline down $2.4B
• OCO -- up in Afghanistan,
down in Iraq
• State funding is Obama
priority
Sequester
• “Goofy!” Secretary Panetta
Derailing the Strategy?
• Green on Blue
• Quran Burning
• Civilian Shootings
Transition to Afghan Lead
• Advisory  teams embedded
Afghan Security Forces
Strategy
State Department Transition
• “Early phases of military-to-
civilian transition”
• Embassy branches in
Kandahar, Mazar-i-Sharif,
Herat, and Jalalabad
Long Term Presence
• Strategic Partnership
• De-scope vs. MILCON
• Special Operations lead
Afghanistan: Transition
not Withdrawal
“Our forces will still be
fighting on the ground,
before, during and after
2014.” Ambassador Neumann
War with Iran
“We will take every step available
to prevent Iran from obtaining a
nuclear weapon.” President
Barack Obama
“Zone of Immunity”
• Israeli strike?
• “Iran will have nuclear
capability of a dozen
weapons within 60 months.”
General Barry McCaffrey
Iranian Military Capable
• Submarines
• Modern missile boats
• Capable of significant damage
to Saudi and GCC oil shipping
and production
Worldwide Economic Impact
• Iran is 4
th
largest oil producer
• Massive oil market disruptions
Policy Options
• Acquiescence
• Diplomacy.
• Containment / Deterrence
/SPECOPS
• Military Action
Interesting Times
“The United States should lead
an international effort to protect
key population centers in Syria.”
Senator John McCain
Syrian Crisis
• Civil War
Pakistan
• Secret cable warns about
havens
Iraq
• Stabilizing or not?
African Contingency
•
Washington Post:
“Constellation of
secret bases”
Latin American Drug Wars
• Mexico: Merida Initiative
• Central America  Security
Initiative
• Caribbean Basin Security
Initiative
Pivot to Asia
• Philippine Base Access
• Australia hosts American
troops

Defense

$ Billions
700
600
500
400
300
200
100
0

	FY10	FY11	FY12	FY13	FY14	FY15
Totals	690	687	646	614	584	596
OCO	162	159	115	89	50 *	50 *
Base Budget	528	528	531	525	534	546

Operations and Maintenance
(FY12 Constant Dollars, Millions)
FY11
294
FY12
284
FY13
273
O&M (Excluding Pay)
Base O&M (Excluding Pay)
FY11
184
FY12
197
FY13
209

State

$ Billions
60
50
40
30
20
10
0

	FY10	FY11	FY12	FY13	FY14	FY15
Totals	56.60	46.30	53.30	51.60	53.80	54.68
OCO	0.00	0.00	11.20	8.20	10.00*	10.00*
Base Budget	56.60	46.30	42.10	43.40	43.80	44.68

April 9, 2012
2013 Budget Request Outlook
• OCO Declines as Wars Wind Down
• Base Requirement Continues
• O&M Base Adjusting – Big
Requirement Moving Forward
• Fundamental Shift in how DoS Funds
Global Demands

April 9, 2012
Strategy to Market Alignment
Cut Procurement & RDT&E Funding
Reduce Force Structure
Increase O&M Funding
Enterprise IDIQs
MRAP Sustainment and Support $2B+
Aviation Field Maintenance (AFM) $2B+
CNTPO $3B+
Eagle (Follow on to First) IDIQ $30B
DI Strategies and Actions
Arab Awakening
GCC Customers Spending
Increased Opportunity in Africa
Spending + Central/South America
Established KSA Office
U.K. Opportunities
LOGCAP Africa
ARAVI Win
Egypt PSS Win
DI Strategies and Actions
Region Rife with Tension
U.S. Repositioning Forces
Maritime & Aviation Focus
Increased SOCOM Activity
Partnering for Australian Opportunities
Expand in the Philippines
Align with U.S. Asia/Pacific BOS Expansion
DI Strategies and Actions
Market Dynamics / Customer Actions
Market Dynamics / Geopolitics
Market Dynamics / Pivot to Asia

Page 10 April 9, 2012 Financial Review

April 9, 2012
Full Year Highlights
Revenue
LOGCAP IV
INL Air Wing
CSTC-A, AMDP
CNTPO, CFT Aviation
CivPol Afghanistan and Iraq
Program Losses-APK Somalia,
LCCS
Adjusted EBITDA
LOGCAP IV Volume
INL Air Wing
CFT Margins
CNTPO
Aviation New Contracts
CivPol Volume & Mix
MRAP Lower Profitability
Program Losses
GLS (JV) Lower Troop Levels in Iraq
Dollars in millions
Q4 2011 CY 2011 2011  vs.  2010
Revenue $983.0 $3,721.5 $334.4 9.9%*
Adjusted EBITDA $41.4 $193.6 ($26.2)
(11.9%)
Adjusted EBITDA Margin 4.2% 5.2% (129 bps)
Total Backlog $5,741 $959 20.1%
2011 Results
*excluding GLS revenue in 2010

April 9, 2012
Global Stabilization and Development Solutions
Adjusted EBITDA
Training and Mentoring –
CSTC-A, AMDP, CivPol
Security Services
Contingency Operations – LOGCAP IV AF Score
Total Backlog
LOGCAP IV, Security Services, ITS
CivPol, CSTC-A, Development, APK, MNSTC-I
Dollars in millions
Revenue
Contingency Operations –
LOGCAP IV, AFRICAP
Training and Mentoring – AMDP, CSTC-A
Security Services – WPS
CivPol
Q4 2011 CY 2011 2011  vs.  2010
Revenue $638.8 $2,402.1 $315.3 15.1%
Adjusted EBITDA $12.5 $77.2 ($22.3)
(22.4%)
Adjusted EBITDA
Margin 2.0% 3.2% (155 bps)
Total Backlog $2,940 $184 6.7%
4Q-Highlights

April 9, 2012
Global Platform Support Solutions
Total Backlog
CFT, Andrews, C21, Pax River, International
INL Air Wing, Columbus, Sheppard
Dollars in millions
Revenue
Air Operations – INL Air Wing
Aviation – CFT, VIPSAM, CNTPO,
Ft. Campbell, Pax River
O&M-MRAP Programs
Aviation – LCCS Loss
Adjusted EBITDA
Air Operations – INL Air Wing
Aviation – CNTPO Volume, CFT Margins,
VIPSAM, Pax River
O&M – MRAP – Lower Profit on New Contract
Aviation – LCCS Loss
4Q-Highlights
Q4 2011 CY 2011 2011  vs.  2010
Revenue $349.4 $1,313.6 $17.5 1.3%
Adjusted EBITDA $30.0 $104.8 $5.7
5.8%
Adjusted EBITDA
Margin 8.6% 8.0% (33 bps)
Total Backlog $2,801 $775 38.3%

April 9, 2012
EBITDA Down on Lower Troop Levels in Iraq
Represents DI’s 51% Share of Joint Venture
Investment in GLS Written Down in 3Q
Dollars in millions
Global Linguist Solutions Joint Venture (GLS)
Q4 2011 CY 2011 2011  vs.  2010
Adjusted EBITDA $0.0 $11.8 ($8.4)
(41.5%)

April 9, 2012
2011 Free Cash Flow of $163.1M
Cash From Operating Activities – $168M
Purchase of Property, Equipment and Software – ($4.9M)
Working Capital of $376M – 10.1%
Improved Substantially from Q3 levels of 11.5%
DSO at 69 – Improved 7 Days from Q3 & 13 Days from 2010
Current Net Debt Position of $802.7M
Improved $83.4M from Q3 2011
Improved $169.0M from December 2010
Net Cash Position of $70.2M at December 2011
$151.3M of Total Debt Reduction in 2011
Financial Review – CY11

April 9, 2012
Internal Plan Forecasts Growth
Revenue Growth Expected in Mid-Single Digit Range
Adjusted EBITDA to Grow as Well
Margins to Remain Flat
Profitability & Margins to Expand in Aviation Group
Final Year of Headwind from CivPol / AMDP Transition
Loss of GLS Profitability in Iraq also a Headwind
Cash Flows to Remain Strong
Continued Liquidation of Investment in Working Capital
2012 Guidance

April 9, 2012
CEO Summary
Proud of the Team’s Accomplishments In 2011
Foreign Policy Environment Remains Uncertain
Reorganized the Business to Align with New Realities
Strong Backlog Provides Momentum for 2012
Must Focus On Program and Operational Excellence
Increase LOGCAP Award fee Scores
Continue to Execute our Strategies
Enterprise IDIQs
Diversify Our Offering
Continue the Momentum
Make Our Commitments in 2012

Page 18 April 9, 2012 Q&A

Page 19 April 9, 2012 Appendix

(Amounts in thousands)

	DTH, Inc.			Predecessor & DTH, Inc.
	Three Months Ended December 30, 2011 (unaudited)	Three Months Ended December 31, 2010 (unaudited)	Year Ended December 30, 2011 (unaudited)	Calendar Year Ended December 31, 2010 (unaudited)
Revenue	$ 983,024	$ 856,660	$ 3,721,465	$ 3,696,210
Cost of services	(908,810)	(785,158)	(3,409,222)	(3,374,977)
Selling, general and administrative expenses	(32,546)	(37,550)	(149,551)	(135,846)
Merger expenses	—	—	—	(51,722)
Depreciation and amortization expense	(12,544)	(13,431)	(50,773)	(46,765)
Earnings from equity method investees	970	5,211	12,800	10,337
Impairment of equity method investment	—	—	(76,647)	-
Impairment of goodwill	(33,768)	—	(33,768)	—
Operating (loss) income	(3,674)	25,732	14,304	97,237
Interest expense	(22,215)	(24,436)	(91,752)	(73,124)
Bridge commitment fees	—	—	—	(7,963)
Loss on early extinguishment of debt	(4,870)	—	(7,267)	—
Interest income	37	140	205	504
Other income, net	1,279	1,410	6,071	4,317
Income before income taxes	(29,443)	2,846	(78,439)	20,971
Provision for income taxes	2,335	(1,463)	20,122	(14,065)
Net income	(27,108)	1,383	(58,317)	6,906
Noncontrolling interests	(440)	(807)	(2,625)	(12,293)
Net income/(loss) attributable to DTH, Inc. / Predecessor	$ (27,548)	$ 576	$ (60,942)	$ (5,387)
Income tax (benefit)/provision	(2,335)	1,463	(20,122)	14,065
Interest expense, net of interest income	22,178	24,296	91,547	72,620
Depreciation and amortization [(1)]	13,008	13,643	52,494	47,592
EBITDA	$ 5,303	$ 39,978	$ 62,977	$ 128,890
Non-recurring or unusual gains or losses or income or expenses [(2)]	37,059	—	122,151	(1,838)
Equity-based compensation	—	—	—	3,845
Changes due to fluctuation in foreign exchange rates	(195)	63	(210)	(90)
Earnings from affiliates not received in cash [(3)]	(1,584)	(605)	(1,297)	(77)
Employee non-cash compensation, severance, and retention expense	(221)	1,191	8,483	4,649
Management fees [(4)]	(621)	384	777	667
Acquisition accounting and Merger-related items [(5)]	1,722	5,743	(2,171)	77,429
Other	(22)	—	2,011	—
Annualized operational efficiencies [(6)]	—	—	855	6,271
Adjusted EBITDA	$ 41,441	$ 46,754	$ 193,576	$ 219,746

(1) Amount includes certain depreciation and amortization amounts which are classified as Cost of services in our Unaudited Condensed Consolidated Statements of Income.

(2) Amount includes the impairment of our investment in the GLS joint venture and the impairment of goodwill, as well as our unusual income and expense items.

(3) Includes our unconsolidated affiliates.

(4) Amount presented relates to the DTH, Inc. management fees, we excluded the Predecessor management fees from the EBITDA adjustments above.

(5) The DTH, Inc. amount includes the amortization of intangibles arising pursuant to FASB ASC 805.

(6) Represents a defined EBITDA adjustment under our debt agreement for the amount of cost savings, operating expense reductions and synergies projected as a result of specified actions taken or with respect to which substantial steps have been taken during the period.

Page 20 April 9, 2012 Condensed Consolidated Statement of Operations

(Amounts in thousands)

	DTH, Inc. CY11 Q4[1]					
	Headquarters	GSDS	GPSS	GLS	Eliminations[2]	Consolidated
Operating income	$ (10,276)	$ (23,999)	$ 30,601	$ 3,453	$ (3,453)	$ (3,674)
Depreciation and amortization expense	12,469	376	163	-	-	13,008
Loss on extinguishment of debt	(4,870)	-	-	-	-	(4,870)
Noncontrolling interests	(440)	-	-	-	-	(440)
Other income, net	1,316	(73)	36	-	-	1,279
EBITDA	$ (1,801)	$ (23,696)	$ 30,800	$ 3,453	$ (3,453)	$ 5,303
Non-recurring or unusual gains or losses or income or expenses	4,870	32,304	(115)	-	-	37,059
Changes due to fluctuation in foreign exchange rates	-	-	(195)	-	-	(195)
Earnings from affiliates not received in cash [3]	(1,584)	-	-	(3,453)	3,453	(1,584)
Employee non-cash compensation, severance, and retention expense	(1,390)	448	721	-	-	(221)
Management fees	(1,084)	183	280	-	-	(621)
Acquisition accounting and Merger-related items[4]	-	3,240	(1,518)	-	-	1,722
Other	(22)	-	-	-	-	(22)
Adjusted EBITDA	$ (1,011)	$ 12,479	$ 29,973	$ -	$ -	$ 41,441

	DTH, Inc. / Predecessor CY10 Q4[1]					
	Headquarters	GSDS	GPSS	GLS	Eliminations[2]	Consolidated
Operating income	$ (12,942)	$ 18,376	$ 20,298	$ 9,704	$ (9,704)	$ 25,732
Depreciation and amortization expense	13,320	149	174	-	-	13,643
Loss on extinguishment of debt	-	-	-	-	-	-
Noncontrolling interests	(807)	-	-	-	-	(807)
Other income, net	1,411	27	(28)	-	-	1,410
EBITDA	$ 982	$ 18,552	$ 20,444	$ 9,704	$ (9,704)	$ 39,978
Non-recurring or unusual gains or losses or income or expenses	-	-	-	-	-	-
Changes due to fluctuation in foreign exchange rates	-	-	63	-	-	63
Earnings from affiliates not received in cash [3]	(605)	-	-	-	-	(605)
Employee non-cash compensation, severance, and retention expense	453	764	(26)	-	-	1,191
Management fees	384	-	-	-	-	384
Acquisition accounting and Merger-related items[4]	(21)	7,772	(2,008)	-	-	5,743
Other	-	-	-	-	-	-
Adjusted EBITDA	$ 1,193	$ 27,088	$ 18,473	$ 9,704	$ (9,704)	$ 46,754

(1)We have three reportable segments, Global Stabilization and Development Solutions ("GSDS"), Global Platform Support Solutions ("GPSS"), and Global Linguist Solutions ("GLS"). Two of our segments, GSDS and GPSS, are wholly-owned. Our third segment, GLS, is a 51% owned joint venture. We account for our investment in GLS using the equity method of accounting.

(2) GLS was deconsolidated as of July 7, 2010, as such this column represents the elimination of GLS' operating income.

(3) Includes our unconsolidated affiliates.

(4) Amount includes the amortization of intangibles arising pursuant to FASB ASC 805.

Page 21 April 9, 2012 Adjusted EBITDA by Segment

April 9, 2012
Condensed Consolidated Balance Sheets
December 30, 2011 December 31, 2010
(unaudited) (unaudited)
ASSETS
Current assets:
Cash and cash equivalents 70,205 $                        52,537 $
Restricted cash 10,773 9,342
Accounts receivable, net of allowances of $1,947 and $558, respectively 752,756 782,095
Other current assets 88,877 150,613
Total current assets 922,611 994,587
Non-current assets 1,091,810 1,268,768
Total assets 2,014,421 $                   2,263,355 $
LIABILITIES AND EQUITY
Current portion of long-term debt - $                                 5,700 $
Other current liabilities 633,259 639,172
Total current liabilities 633,259 644,872
Long-term debt, less current portion 872,909 1,018,512
Other long-term liabilities 50,768 82,645
Total equity attributable to Delta Tucker Holdings, Inc. 452,299 512,975
Noncontrolling interest 5,186 4,351
Total equity 457,485 517,326
Total liabilities and equity 2,014,421 $                   2,263,355 $
(Amounts in thousands)